FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Liabilities (Details) - Deposit received for securities lent - HKD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Effects of offsetting on the balance sheet
Gross amounts	$ 1,342,738	$ 488,068
Net amounts presented in the balance sheet	1,342,738	488,068
Related amounts not offset
Financial instrument collateral	(935,443)	(299,173)
Net amount	$ 407,295	$ 188,895